UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2021
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VALVOLINE INC.
(Exact name of registrant as specified in its charter)
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Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Valvoline Way
Lexington, KY 40509
(Address of Principal Executive Offices)

(859) 357-7777
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01.	Entry into a Material Definitive Agreement.
On April 27, 2021, Valvoline LLC (“Valvoline LLC”), a wholly-owned subsidiary of Valvoline Inc. (the “Company”), Lex Capital LLC (“LEX”), a bankruptcy-remote subsidiary of Valvoline LLC, the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators (all as defined in the Transfer and Administration Agreement) and PNC Bank, National Association (the “Agent”), as agent for the Investors entered into a Fourth Amendment (the “Amendment”) to the Transfer and Administration Agreement, dated as of November 29, 2016 (the “AR Securitization Facility”). All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the AR Securitization Facility.

The Amendment to the AR Securitization Facility extended the term of the facility thereunder to April 26, 2024 from November 19, 2021. The Amendment also modified the eligibility requirements for certain receivables, which had the effect of increasing the Company’s borrowing base under the AR Securitization Facility as of March 31, 2021. In addition, the Amendment modified the definition of the Minimum Funding Threshold to an amount equal to the lesser of 33% (from 50%) of the Facility Limit and the borrowing base and adds a Minimum Funding Threshold Holiday providing LEX with up to a 30 consecutive day annual exemption from satisfying the Minimum Funding Threshold requirement. The Amendment also contains provisions relating to the future discontinuance of the London Interbank Offered Rate (“LIBOR”) and sets forth the mechanics for establishing SOFR as a replacement rate. The Facility Limit and other relevant terms and conditions of the AR Securitization were substantially unchanged under the Amendment.

The foregoing description of the Amendment is a summary only, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
10.1
Fourth Amendment, dated as of April 27, 2021, to the Transfer and Administration Agreement, dated as of November 29, 2016, among Valvoline LLC, Lex Capital LLC, the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party thereto, and PNC Bank National Association, as agent for the Investors

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.

Date: April 29, 2021	By:	/s/ Mary E. Meixelsperger
Mary E. Meixelsperger
Chief Financial Officer

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